3Q07 Earnings Conference Call November 1, 2007 1 Exhibit 99.2

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2007 earnings conference call held on November 1, 2007 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#19447898.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2006, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.

Income Before Special Items*, MM$
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Refining & Supply   73 409 273 126   76 482 171
Non-Refining   34   40   98   33   36   59   65
Corp. & Net Fin.   (28) (23) (20)   (36)   (27)   (32)   (20)
   Income Before
     Special Items
  79
426
351
123
  85
509
216
EPS (Diluted),
Before Special Items
0.59
3.22
2.76
1.00
0.70
4.20
1.81
3
216
509
85
123
351
426
79
$0
$100
$200
$300
$400
$500
$600
* For reconciliation to Net Income, see slide 12.

Non-Refining Business Income* – 3Q07

Retail Marketing ($31MM)
Moderating wholesale prices supported retail gasoline
margins for most of the quarter
Chemicals ($13MM)
Strong operating performance and higher sales volumes with
modest margin expansion
Logistics ($14MM)
Earnings higher than prior periods due to strong operations
and lease crude acquisition results
Coke ($7MM)
Earnings reflect unfavorable $6MM after-tax adjustment due
to estimated year-to-date phase-out of alternative fuel tax
credits due to high crude oil prices
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 12.

Refining & Supply Summary – 3Q07

3Q07 Earnings of $171MM
Lower realized margins and earnings than 3Q06 or 2Q07
due primarily to higher crude acquisition costs in both
Northeast and MidContinent systems… partially offset by
higher production volumes
Operations
3Q07 net production of 943 MB/D was near record levels
Full quarter of recently expanded and modified fluid catalytic cracker provided flexibility in volatile Northeast market
Strong MidContinent production despite completion of Tulsa
turnaround in early July and minor unscheduled downtime
at Toledo refinery

Refining & Supply Project Update

Philadelphia Catcracker Expansion and Modification
3Q07 unit rate of 84 MB/D with residual fuel input
approximately 23 MB/D
Increased crude slate flexibility
Toledo Crude Unit Debottleneck Project
All project hardware modifications working as designed
3Q07 crude throughput near historical highs with record
level of jet fuel production
Unplanned refinery outages limited 3Q07 production by
about 5 MB/D and offset much of the project benefit
Crude unit throughput currently limited to 165-170 MB/D
due to fouling issues… expect 7-8 MB/D of additional light
product production vs. the targeted increase of 15 MB/D

Northeast Refining Margins

* Northeast 6-3-2-1 Value-Added
Benchmark. For definition, see slide 19.
Realized Margin vs. Benchmark, $/B
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Northeast Refining:
Realized Margin 5.35 11.56 8.35 6.23 5.25 12.32 6.35
6-3-2-1  VA* 5.41 12.28 8.00 5.12 8.16 14.15 8.46
Differential (0.06) (0.72) +0.35 +1.11 (2.91) (1.83) (2.11)
Actual vs.
Benchmark:
Crude (1.19) (1.06) (0.58) (0.26) (2.24) (1.66) (2.14)
Product 1.13 0.3 4 0.93 1.37 (0.67) (0.17) 0.03
Differential (0.06) (0.72) +0.35 +1.11 (2.91) (1.83) (2.11)

1.19
1.06
0.58
0.26
2.24
1.66
2.14
0.00
0.50
1.00
1.50
2.00
2.50
3.00
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
8
Crude Cost vs. Dated Brent +$1.25/B
3Q07 vs. 2Q07(+$0.48/B):
Higher premiums for West African
crudes partially offset by lower
transportation costs
1.13
0.34
0.93
1.37
(0.67)
(0.17)
0.03
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Products vs. VA Benchmark, $/B
3Q07 vs. 2Q07 (+$0.20/B):
Improved production mix
partially offset by lower value-
added petrochemical margins
Northeast Refining Margins

MidContinent Refining Margins

Realized Margin vs. Benchmark, $/B
* MidContinent 3-2-1 Benchmark. For definition, see slide 19.
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
MidCont Refining:
Realized Margin 8.38 15.00 14.90 11.32 11.42 22.14 13.10
3-2-1 Benchmark* 7.92 18.63 14.13 8.58 11.06 28.30 17.02
Differential +0.46 (3.63) +0.77 +2.74 +0.36 (6.16) (3.92)
Actual vs.
Benchmark:
Crude
0.67 0.58 0.25 1.55 (0.36) (2.17) (1.84)
Product (0.21) (4.21) 0.52 1.19 0.72 (3.99) (2.08)
Differential +0.46 (3.63) +0.77 +2.74 +0.36 (6.16) (3.92)

(0.67)
(0.58)
(0.25)
(1.55)
0.36
2.17
1.84
-2.50
-1.50
-0.50
0.50
1.50
2.50
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
10
(0.21)
(4.21)
0.52
1.19
0.72
(3.99)
(2.08)
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Products vs. Benchmark, $/B
3Q07 vs. 2Q07 (+$1.91/B):
Improvement primarily related to
actual gasoline production yield
(48%) vs. marker assumption (67%)
in lower margin environment
Crude Cost vs. WTI +$0.75, $/B
3Q07 vs. 2Q07 (-$0.33/B):
Modest reduction in premium for
Canadian Syncrude partially
offset by higher-cost WTI time
structure (backwardation)
MidContinent Refining Margins

Appendix 11

Earnings Profile

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Net Income (MM$ after tax):
Refining & Supply 73 409 273 126 76 482 171
Retail Marketing - 10 77 (11) 7 30 31
Chemicals 14 8 5 16 9 6 13
Logistics 6 12 7 11 9 10 14
Coke 14 10 9 17 11 13 7
Corporate Expenses (16) (11) (11) (20) (15) (18) (11)
Net Financing Expenses & Other (12) (12) (9) (16) (12) (14) (9)
Income Before Special Items 79 426 351 123 85 509 216
Special Items - - - - 90 - -
Total Net Income 79 426 351 123 175 509 216
EPS (Diluted), Before Special Items 0.59 3.22 2.76 1.00 0.70 4.20 1.81
EPS (Diluted), Net Income 0.59 3.22 2.76 1.00 1.44 4.20 1.81

Key Margin Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Refining & Supply, $/B
   Realized Northeast   5.35 11.56   8.35   6.23   5.25 12.32   6.35
   Realized MidContinent   8.38 15.00 14.90 11.32 11.42 22.14 13.10
      Realized Total R&S   6.13 12.41 10.13   7.51   6.98 14.70   8.06
Retail Marketing, cpg
   Gasoline   6.8   8.4 17.3    6.8   8.3 10.1 11.1
   Distillate  12.0   8.7 10.4   13.5 16.3   9.5   8.1
Chemicals, cpp
   Phenol and Related   9.1   7.1   7.0     8.7   8.8   8.5   8.7
   Polypropylene 13.2 11.1 12.2   12.9 12.7 11.4 11.7
      Total Chemicals 10.9   8.8   9.3   10.5 10.5   9.7 10.0
Dated Brent Crude Oil, $/B 61.88 69.65 69.41 59.74 57.28 68.77 74.84
Natural Gas, $/DT   7.88   6.67   6.14   7.26   7.18   7.65   6.24

Key Volume Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 610 640 612 603 539 614 643
     % Capacity   93   98   93   92   82   94   98
     Net Prod. Available for Sale, MB/D 664 698 658 662 599 671 703
   MidContinent:
     Crude Throughputs, MB/D 225 224 238 211 223 205 230
     % Capacity   92   92   97 86   91   84   90
     Net Prod. Available for Sale, MB/D 233 231 246 221 232 215 240
   Total Refining & Supply:
     Crude Throughputs, MB/D 835 864 850 814 762 819 873
     % Capacity   93   96   94   90   85   91   96
     Net Prod. Available for Sale, MB/D 897 928 904 883 831 886 943
     Net Prod. Available for Sale, MMB   81   84   83   81   75   81   87

Key Volume Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Retail Marketing
   Gasoline Sales, MM gal 1,086 1,181 1,202 1,179 1,131 1,175 1,170
   Middle Distillate Sales, MM gal    176    158    158    165    177    152    144
      Total Sales, MM gal 1,262 1,339 1,360 1,344 1,308 1,327 1,314
   Gasoline and Diesel Throughput
     (Company-owned or leased outlets)
     (M gal/Site/Month)

  132

  143

  150
   149
   142
   152
   154
   Merchandise Sales (M$/Store/Month)      71     82      87     80      76      87      91
Chemicals
   Phenol and Related Sales, MM#    633    663    607   632    592    644    633
   Polypropylene Sales, MM#    562    569    550   562    548    576    623
   Other Sales, MM#      21      21      21     25      20      22      19
      Total, MM# 1,216 1,253 1,178 1,219 1,160 1,242 1,275
Coke
   Production, M tons:
      United States    631   627   620   632    611    620    621
      Brazil    -     -    -    -      32    237    403

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000
10.4    144 13.87
2001
21.4    393 18.32
2002
  --      -- --
2003
  5.8    136 23.36
2004
15.9    568 35.68
2005
  6.7    435 64.57
2006
12.2    871 71.13
1H07
  1.2    100 83.19
3Q07
  2.8    200 71.96
   Total
76.4 2,847 37.20
At 9/30/07:
Shares O/S = 117.6 MM
Net Share Reduction in 2007 = 3%
Remaining Authorization = $649MM

Financial Ratios
3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07
Total Debt (GAAP Basis) 1,524 1,438 1,497 1,987 2,086 1,973 2,039
Plus: Debt Guarantees        6        6       6       5        5        4        3
Less: Cash    (361)    (600)   (218)   (263)    (222)    (240)    (263)
Net Debt (Revolver Covenant Basis) 1,169    844 1,285 1,729 1,869 1,737 1,779
Shareholders’ Equity (GAAP Basis) 2,027 2,295 2,126 2,075 2,159 2,576 2,566
SXL * Minority Interest    394    506    502    503    349    348    353
Equity (Revolver Covenant Basis) 2,421 2,801 2,628 2,578 2,508 2,924 2,919
Debt / Capital (GAAP Basis) 43% 39% 41% 49% 49% 43% 44%
Net Debt / Capital **
(Revolver Covenant Basis)
33% 23% 33% 40% 43% 37% 38%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Refining & Supply - 3Q07 Gasoline and Distillate Production
Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production, MB/D 342.7 114.2 456.9
   RFG 53%    0% 40%
   Conventional 47% 100% 60%
Distillate Production, MB/D 249.8 79.2 329.0
   On-Road Diesel Fuel 57% 35% 52%
   Heating Oil / Off-Road Diesel 27% 25% 26%
   Jet Fuel 14% 40% 20%
   Kerosene / Other   2%   0%   2%

Sunoco Refinery Benchmark Margins
Northeast 6-3-2-1 Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Unleaded Regular Gasoline: NY Harbor Barge Platt’s Low
2 No. 2 Fuel Oil (Heating Oil): NY Harbor Barge Platt’s Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
19
MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Northeast Refining:
   6-3-2-1 Benchmark   4.49    8.76   5.29   3.68 7.14 11.59 6.96
   6-3-2-1 Value-Added
Benchmark
  5.41
12.28
  8.00
  5.12
8.16
14.15
8.46
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
MidContinent Refining:
   3-2-1 Benchmark   7.92 18.63 14.13   8.58 11.06 28.30 17.02

For More Information 20 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764